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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                            reported) April 7, 1999



                 J.P. Morgan Commercial Mortgage Finance Corp.

              (Exact Name of Registrant as Specified in Charter)


                 Delaware                333-63589            13-3789046
-------------------------------   ------------------------  -------------------
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
       Incorporation)                                       Identification No.)


                                60 Wall Street
                           New York, New York 10260
                        -------------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3238
                                                          --------------

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


Item 5.  Other Events
------   ------------

Filing of Computational Materials.
---------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C7, J.P. Morgan Securities Inc., Chase Securities Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.

     Item 7. Financial Statements, Pro Forma Financial Information and
     ------  ---------------------------------------------------------
Exhibits.
--------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No                                  Description
     ----------                                  -----------

          99                                Computational Materials
                                            Filed on Form SE dated
                                                 April 7, 1999

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                  FINANCE CORP.




                                            By: /s/ Larry Blume
                                                ------------------------------
                                                Name:    Larry Blume
                                                Title:   Vice President



Dated:   April 7, 1999

                                 Exhibit Index
                                 -------------




                Exhibit                                           Page
                -------                                           ----

99      Computational Materials                                    6
        Filed on Form SE dated
        April 7, 1999

                 INACCORDANCE WITH RULE 311 OF REGULATION S-T,
                 THESE COMPUTATIONAL MATERIALS ARE BEING FILED
                                   IN PAPER.


                                  EXHIBIT 99

                            COMPUTATIONAL MATERIALS

                                      for

                 J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              Mortgage Pass-Through Certificates, Series 1999-C7

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                                April 20, 1999


BY MODEM:
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  J.P. Morgan Commercial Mortgage Finance Corp.
          Mortgage Pass-Through Certificates, Series 1999-C7
          --------------------------------------------------

Ladies and Gentlemen:

     On behalf of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for certain derived materials in connection with the above-referenced transaction.



                                               Very truly yours,

                                               /s/ Peter Kambeseles

                                               Peter Kambeseles




Enclosure